SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

December 16, 2003
(Date of earliest event reported)

ACE CASH EXPRESS, INC.

(Exact name of registrant as specified in its charter)

Texas	0-20774	75-2142963
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

1231 Greenway Drive, Suite 600
Irving, Texas 75038
(Address of principal executive offices)

(972) 550-5000
(Registrant’s telephone number,
including area code)

Not Applicable
(Former Name or Former Address,
if Changed Since Last Report)

Item 7.    Financial Statements and Exhibits

(c)	Exhibits.

Exhibit 99.1	Press release dated December 16, 2003.

Item 12. Results of Operations and Financial Condition.

     On December 16, 2003, Ace Cash Express, Inc. issued a press release announcing that it has revised its forecast of earnings for its second quarter ending December 31, 2003 and its fiscal year ending June 30, 2004.

A copy of the press release is Exhibit 99.1 to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACE CASH EXPRESS, INC.

Dated: December 16, 2003	By:	/s/ WILLIAM S. MCCALMONT

William S. McCalmont
Executive Vice President and CFO

2

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated December 16, 2003.

3